UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 4, 2025

Redfin Corporation
(Exact name of registrant as specified in its charter)

Delaware		001-38160	74-3064240
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

1099 Stewart Street	Suite 600
Seattle	WA		98101
(Address of principal executive offices)			(Zip Code)

(206)	576-8333
Registrant's telephone number, including area code

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	RDFN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 4, 2025, Redfin Corporation, a Delaware corporation (“Redfin”), held a special meeting of stockholders (the “Special Meeting”) virtually via live webcast.

As of April 22, 2025, the record date for the Special Meeting, there were 128,031,179 shares of Redfin’s common stock outstanding and entitled to vote at the Special Meeting. At the Special Meeting, 75,061,524 shares, or approximately 58.63% of Redfin’s common stock outstanding and entitled to vote at the Special Meeting, were present via the virtual meeting webcast or represented by proxy. Two matters were voted upon at the Special Meeting, with the Board of Directors of Redfin recommending a vote “FOR” each of the proposals, as further described in the definitive proxy statement filed by Redfin with the Securities and Exchange Commission on May 5, 2025.

Proposal No. 1 (the “Merger Proposal”) was to consider and vote on the proposal to adopt the Agreement and Plan of Merger (the “Merger Agreement”), dated March 9, 2025, among Rocket Companies, Inc. (“Rocket”), Neptune Merger Sub, Inc. (“Merger Sub”) and Redfin, as may be amended from time to time, pursuant to which Merger Sub will merge with and into Redfin (the “Merger”), with Redfin surviving the Merger as a wholly owned subsidiary of Rocket.

Proposal No. 2 (the “Compensation Proposal”) was to consider and vote on the proposal to approve, on a non-binding advisory basis, the compensation that may be paid or become payable to Redfin’s named executive officers in connection with the proposed Merger.

The Merger Proposal and the Compensation Proposal were approved. The table below shows the final voting results from the Special Meeting.

	For	Against	Abstain	Broker Non-Votes
Proposal 1 - The Merger Proposal	74,132,089	855,453	73,982	57.90%
Proposal 2 - The Compensation Proposal	71,419,289	2,900,146	742,089	96.10%

The approval of the Merger Proposal satisfies the stockholder vote condition to the consummation of the Merger under the Merger Agreement.

Item 8.01. Other Events.

As previously disclosed, the waiting period with respect to the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1987, as amended, expired at 11:59 p.m. Eastern Time on May 8, 2025. The closing of the Merger is expected to occur on or before July 1, 2025, subject to the satisfaction of the remaining closing conditions, including the completion of the collapse of Rocket’s “Up-C” structure.

Forward-Looking Statements

This communication contains statements herein regarding the proposed transaction between Rocket and Redfin; future financial and operating results; benefits and synergies of the transaction; future opportunities for the combined company; the conversion of equity interests contemplated by the Merger Agreement entered into by Rocket and Redfin on March 9, 2025; the issuance of common stock of Rocket contemplated by the Merger Agreement; the expected timing of the closing of the proposed transaction; the ability of the parties to complete the proposed transaction considering the various closing conditions and any other statements about future expectations that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements in this communication, other than statements of historical fact, are forward-looking statements that may be identified by the use of words "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "project," "should," "target," "will," "would" and, in each case, their negative or other various or comparable terminology. Such forward-looking statements are based upon current beliefs, expectations and discussions related to the proposed transaction and are subject to significant risks and uncertainties that could cause actual results to differ materially from the results expressed in such statements.

Risks and uncertainties include, among other things, (i) the risk that the proposed transaction may not be completed in a timely basis or at all, which may adversely affect Rocket's and Redfin's businesses and the price of their respective securities; (ii) the potential failure to receive, on a timely basis or otherwise, the required approvals of the proposed transaction, and the potential failure to satisfy the other conditions to the consummation of the proposed transaction; (iii) the effect of the announcement, pendency or completion of the proposed transaction on each of Rocket's or Redfin's ability to attract, motivate, retain and hire key personnel and maintain relationships with lead agents, partner agents and others with whom Rocket or Redfin does business, or on Rocket's or Redfin's operating results and business generally; (iv) that the proposed transaction may divert management's attention from each of Rocket's and Redfin's ongoing business operations; (v) the risk of any legal proceedings related to the proposed transaction or otherwise, including the risk of stockholder litigation in connection with the proposed transaction, or the impact of the proposed transaction thereupon, including resulting expense or delay; (vi) that Rocket or Redfin may be adversely affected by other economic, business and/or competitive factors; (vii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including in circumstances which would require payment of a termination fee; (viii) the risk that restrictions during the pendency of the proposed transaction may impact Rocket's or Redfin's ability to pursue certain business opportunities or strategic transactions; (ix) the risk that the anticipated benefits and synergies of the proposed transaction may not be fully realized or may take longer to realize than expected; (x) the impact of legislative, regulatory, economic, competitive and technological changes; (xi) risks relating to the value of Rocket securities to be issued in the proposed transaction; (xii) the risk that integration of the Rocket and Redfin businesses post-closing may not occur as anticipated or the combined company may not be able to achieve the growth prospects expected from the transaction; and (xiii) the effect of the announcement, pendency or completion of the proposed transaction on the market price of the common stock of each of Rocket and Redfin.

These risks, as well as other risks related to the proposed transaction, are described in a registration statement on Form S-4 (the “Registration Statement”) filed with the Securities and Exchange Commission (“SEC”), which became effective on May 5, 2025 and a prospectus of Rocket and a proxy of Redfin included therein (the “Proxy Statement/ Prospectus”) in connection with the proposed transaction. While the list of factors presented here and the list of factors presented in the Registration Statement are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Additional factors that may affect future results are contained in each company's filings with the SEC, including each company's most recent Annual Report on Form 10-K, as it may be updated from time to time by quarterly reports on Form 10-Q and current reports on Form 8-K, all of which are available at the SEC's website http://www.sec.gov. The information set forth herein speaks only as of the date hereof, and any intention or obligation to update any forward-looking statements as a result of developments occurring after the date hereof is hereby disclaimed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Redfin Corporation
(Registrant)

Date: June 5, 2025	/s/ Chris Nielsen
Chris Nielsen Chief Financial Officer